SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Wells Fargo Variable Trust

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[Wells Fargo Asset Management Logo]

Important Proxy Information

Please take a moment to read.

The enclosed document is a proxy statement concerning the election of members to the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”). As a contract owner that has allocated a portion of your contract value to shares of a series (“Fund”) of the Trust, you are being asked to instruct the insurance company that issued your contract to elect ten nominees to the Board. The following information highlights the principal aspects of the proposal, which is subject to a vote by shareholders.

We encourage you to read the full text of the enclosed proxy statement.

What am I being asked to provide voting instructions on?

As a contract owner that has allocated a portion of your contract value to shares of a Fund, you are being asked to instruct the insurance company that issued your contract to elect ten nominees to the Board. Eight of the nominees are current Trustees and the other two nominees have recently become members of the Advisory Board of the Trust (which provides advisory support for the Board without voting authority). If the slate of nominees is elected, effective January 1, 2018, the Board will consist of ten Trustees, all of whom will be independent Trustees of the Trust. The Board unanimously recommends that you vote in favor of electing the nominees.

Why am I being asked to provide voting instructions on this proposal?

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies by appointment without a shareholder election only if immediately after filling any such vacancy, at least two-thirds of the Trustees then in office would have been elected by Fund shareholders. Because only six of the nine current Trustees have been elected, the planned addition of two new Trustees after the upcoming retirement of an existing Trustee requires shareholder approval under the 1940 Act. Rather than simply seek shareholder approval of these two nominees, the Board has decided to present all existing Trustees for election or re-election as well in order to maintain flexibility with respect to any future vacancies.

Who are the nominees for election or reelection to the Board?

The Board proposes that the following eight current independent Trustees be elected or re-elected to serve as Trustees of the Trust:

William Ebsworth
Jane Freeman
Isaiah Harris, Jr.
Judith Johnson
David Larcker
Olivia Mitchell
Timothy Penny
Michael Scofield

Additionally, the Board proposes that the following two recently appointed members of the Advisory Board of the Trust be elected to serve as Trustees of the Trust:

James Polisson
Pamela Wheelock

Where do I find information about the voting process?

Instructions for the proper execution of the voting instruction card, as well as instructions on how to provide voting instructions by telephone and Internet, are set forth at the end of the proxy statement. If you still have questions, you may call our proxy solicitor, AST Fund Solutions, LLC, at 1-866-521-4424.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor. 305153 07-17

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargofunds.com

IMPORTANT NOTICE: Please complete the
enclosed voting instruction card and return it as soon as possible.
You may also provide your voting instructions by telephone or over the Internet by following the instructions contained in the enclosed voting instruction card.

If you have any questions, you may call (866) 521-4424

WELLS FARGO VARIABLE TRUST
525 Market Street
San Francisco, California 94105

August 1, 2017

Dear Contract Owner:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Variable Trust (the "Trust") as detailed in the attached Notice of Special Meeting of Shareholders and Proxy Statement to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on September 26, 2017 at 1:00 p.m. Eastern Time. Although you are not a direct shareholder of a series ("Fund") of the Trust, you own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by an insurance company that offers one or more of the Funds as underlying investment options for the Contract (each, a "Participating Insurance Company") and have allocated a portion of your Contract value to one or more of the Funds (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract how shares of each Fund attributable to your Contract should be voted as though you are a direct shareholder of the Fund.

We are seeking your instructions to vote to elect ten nominees to the Board of Trustees of the Trust. Eight of the nominees are current Trustees and the other two nominees recently became members of the Advisory Board of the Trust (which provides advisory support for the Board without voting authority). If the slate of nominees is elected, effective January 1, 2018, the Board will consist of ten Trustees, all of whom will be independent trustees of the Trust.

Although you are welcome to attend in person, you do not need to do so in order to provide your voting instructions. If you do not expect to attend the meeting, you may provide your voting instructions to the Participating Insurance Company that issued your Contract by completing, dating, signing and returning the enclosed voting instruction card in the postage-paid envelope provided. The enclosed voting instruction card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these options. If you have any questions about the proxy materials, the proposal or about how to provide your voting instructions, you may call the Trust's proxy solicitor, AST Fund Solutions, LLC at (866) 521-4424. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Andrew Owen
President
Wells Fargo Variable Trust

WELLS FARGO VARIABLE TRUST

525 Market Street, 12th Floor, San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 26, 2017

200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116

TO CONTRACT OWNERS ENTITLED TO GIVE VOTING INSTRUCTIONS

TO THE SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Wells Fargo Variable Trust (the "Trust") will be held on September 26, 2017 at 1:00 p.m. Eastern time, at 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116, for the following purposes:

  To elect ten nominees to the Board of Trustees of the Trust;

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

You are receiving this Notice and the enclosed proxy statement because you own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by an insurance company that offers one or more series of the Trust (each, a "Fund") as underlying investment options for the Contract (each, a "Participating Insurance Company") and have allocated a portion of your Contract value to one or more of the Funds (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract how shares of each Fund attributable to your Contract should be voted as though you are a direct shareholder of the Fund. For simplicity, references to "shareholders" include Contract Owners (and other persons or entities that have voting rights or are being asked to provide voting instructions) and references to "votes" include voting instructions. Shareholders of record at the close of business on June 2, 2017 will be entitled to vote at the Meeting or any adjournments thereof to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please provide your voting instructions to the Participating Insurance Company that issued your Contract by completing, dating, signing and returning the enclosed voting instruction card in the postage-paid envelope provided. The enclosed voting instruction card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these options.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU INSTRUCT THE PARTICIPAING INSURANCE COMPANY THAT ISSUED YOUR CONTRACT TO VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

By Order of the Board of Trustees,

C. DAVID MESSMAN
Secretary

August 1, 2017

WELLS FARGO VARIABLE TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Wells Fargo Variable Trust (the "Trust") for a Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 200 Berkely Street, 19th Floor, Boston, Massachusetts 02116, on September 26, 2017 at 1:00 p.m. Eastern time. If you wish to participate in the Meeting or any adjournments thereof, you may submit the voting instruction card included with this proxy statement by mail, provide your voting instructions by telephone or over the Internet by following the instructions contained in the voting instruction card, or attend the Meeting or any adjournments thereof in person. The Trust anticipates that voting instructions submitted by mail, telephone or over the Internet will be accepted until the close of business on September 25, 2017. Voting instructions may also be properly submitted in person at the Meeting or any adjournments thereof. If you wish to attend the Meeting or any adjournments thereof in person, please call (866) 521-4424 for instructions.

You are receiving this proxy statement because you own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by an insurance company that offers one or more series of the Trust (each, a "Fund") as underlying investment options for the Contract (each, a "Participating Insurance Company") and have allocated a portion of your Contract value to one or more of the Funds (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract how shares of each Fund attributable to your Contract should be voted as though you are a direct shareholder of the Fund. For simplicity, references to "shareholders" include Contract Owners (and other persons or entities that have voting rights or are being asked to provide voting instructions) and references to "votes" include voting instructions.

The Trust is soliciting voting instructions (and proxies) from shareholders in connection with the proposal. This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the voting instruction card will be first sent to shareholders on or about August 1, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2017:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the voting instruction card without charge by visiting the website indicated on your voting instruction card. In addition, each Fund's most recent annual report and semi-annual report were previously mailed to shareholders. You may obtain copies of these reports, without charge, by writing to the Trust at Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling (800) 260-5969 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Proxy Solicitation

As is set forth in the accompanying notice, shareholders of the Trust are being asked to elect ten nominees to the Board. The Board proposes: (i) that the following eight current Trustees be elected or re-elected to serve as Trustees of the Trust: Mr. William Ebsworth, Ms. Jane Freeman, Mr. Isaiah Harris, Jr., Ms. Judith Johnson, Mr. David Larcker, Ms. Olivia Mitchell, Mr. Timothy Penny and Mr. Michael Scofield; and (ii) that the following two individuals, who recently became members of the Advisory Board of the Trust, be elected to serve as Trustees of the Trust: Mr. James Polisson and Ms. Pamela Wheelock (collectively, the "Nominee Trustees" or "Nominees"). If the slate of Nominees is elected, effective on January 1, 2018, the Board will consist of ten Trustees, none of whom would be an "interested person" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

For Contract Owners having contract value allocated to separate accounts of the Participating Insurance Companies that are invested in shares of the Funds (the "Separate Accounts"), the Separate Accounts are the shareholders of record of the Funds. Each Participating Insurance Company will vote shares of the Fund(s) held by its Separate Accounts at the Meeting in accordance with voting instructions received from Contract Owners for whose Separate Accounts shares are held. Accordingly, this proxy statement is intended to be used by each Participating Insurance Company in obtaining voting instructions from Contract Owners. In the event that a Contract Owner does not sign or return a voting instruction card specifying a choice, the relevant Participating Insurance Company will vote the shares held by each of its Separate Accounts attributable to the Contract Owner in the same proportion as shares held by that Separate Account for which it has received instructions. If no Contract Owners of a Separate Account sign or return voting instruction cards specifying a choice, the relevant Participating Insurance Company will vote any shares held by such Separate Account in the same proportion as votes cast by all of its other Separate Accounts in the aggregate. One effect of this system of proportional voting is that a small number of Contract Owners may determine the outcome of the vote.

You may provide voting instructions by submitting the enclosed voting instruction card by mail, or you may provide voting instructions by telephone or the Internet by following the instructions contained in the voting instruction card. When a Contract Owner completes and signs a voting instruction card, the applicable Participating Insurance Company will vote on the Contract Owner's behalf at the Meeting (or any adjournments thereof) exactly as the Contract Owner has indicated. If a Contract Owner returns a signed voting instruction card but no choice is specified, it will be treated as an instruction to vote IN FAVOR of the proposal. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Trust. Any Contract Owner who has returned a properly executed voting instruction card has the right to revoke it before the Meeting by written notice of such revocation to the applicable Participating Insurance Company. A voting instruction card may also be revoked by executing a later dated and properly executed voting instruction card, provided that such voting instruction card is received by the time of the Meeting, or by attending the Meeting and providing your voting instructions in person.

The Trust's Amended and Restated Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. However, because the Separate Accounts are the holders of record of the outstanding shares of the Trust, the Trust expects a quorum to be present at the Meeting. With regard to the election of Trustees, votes may be cast FOR all Nominees or votes may be WITHHELD either with respect to all of the Nominees or any individual Nominee. Abstentions, broker non-votes (i.e., shares held by brokers or nominee entities as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee entity does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have no effect with respect to the election of Trustees.

The affirmative vote of a majority of the outstanding shares of the Trust voted in person or proxy at the Meeting, with all Funds voting together as a single class, is required for the election of Trustees.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked as withheld. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

The Funds will bear the costs associated with the election of Trustees. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Trust has engaged AST Fund Solutions, LLC to solicit proxies for a fee of approximately $29,390. This fee will be borne by the Funds.

Voting Securities and Principal Holders Thereof

Shareholders of record of the Funds at the close of business on June 2, 2017 (the "Record Date") are entitled to vote at the Meeting or any adjournments thereof to the extent set forth in this proxy statement. As of the Record Date, each class of each Fund of the Trust had the following number of shares of the Funds outstanding:

Name of Fund/Class	Number of Outstanding Shares
VT Discovery Fund
Class 2	4,549,421
VT Index Asset Allocation Fund
Class 2	4,069,626
VT International Equity Fund
Class 1	5,448,355
Class 2	61,508,777
VT Omega Growth Fund
Class 1	1,391,413
Class 2	1,867,482
VT Opportunity Fund
Class 1	1,244,589
Class 2	6,013,750
VT Small Cap Growth Fund
Class 1	2,294,748
Class 2	23,442,521

The number of outstanding shares of a Fund for which a Contract Owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the Contract Owner as of the Record Date. Each shareholder is entitled to one vote for each share, and a fractional vote for each fraction of a share, as to any matter on which the share is entitled to vote. Shares of all classes of all Funds vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of July 10, 2017.

As of the Record Date, the Nominees, who include eight current Trustees and two recently appointed Advisory Board members, and officers of the Trust as a group beneficially owned in the aggregage less than 1% of each class of shares of each Fund and, together with their immediate family members, less than 1% of the outstanding securities of Wells Fargo, the parent company of Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' manager, and Wells Capital Management Incorporated, the sub-adviser to the Funds (the "Sub-Adviser").

ELECTION OF TEN NOMINEES TO THE BOARD OF TRUSTEES (PROPOSAL)

Shareholders are being asked to elect ten Nominees to the Board. The Board proposes: (i) that the following eight current Trustees be elected or re-elected to serve as Trustees of the Trust: Mr. William Ebsworth, Ms. Jane Freeman, Mr. Isaiah Harris, Jr., Ms. Judith Johnson, Mr. David Larcker, Ms. Olivia Mitchell, Mr. Timothy Penny and Mr. Michael Scofield; and (ii) that the following two individuals, who recently became members of the Advisory Board of the Trust (which provides advisory support for the Board without voting authority), be elected to serve as Trustees of the Trust: Mr. James Polisson and Ms. Pamela Wheelock. The Board unanimously recommends that you vote in favor of electing the Nominees.

Under the 1940 Act, the Trust is required to hold a shareholders' meeting for the election of Trustees if, after filling a vacancy on the Board, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of nine Trustees, six of whom have been previously elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Peter Gordon, intends to retire from his position on the Board as of December 31, 2017. Upon the effective date of Mr. Gordon's retirement, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Any person nominated to fill the resulting Trustee vacancy (or any other new vacancy) would have to be elected by shareholders. In addition, effective on August 1, 2017, the Board appointed Mr. James Polisson and Ms. Pamela Wheelock as Advisory Board members, with the intention of having them become Trustees to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders' meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to ten effective January 1, 2018, if the slate of Nominees is elected.

The Governance Committee of the Trust, which is comprised entirely of Independent Trustees, met in May 2017 to consider additional candidates to serve as Independent Trustees of the Trust. The Governance Committee recommended Mr. Polisson and Ms. Wheelock for the position of Trustee and recommended to the Board that the nomination of such individuals for election as Trustees be submitted to shareholders for approval at such time as a shareholders meeting would be held. At its May 2017 meeting, the Board unanimously (i) appointed Mr. Polisson and Ms. Wheelock to serve as members of the Advisory Board of the Trust effective on August 1, 2017 and nominated them to serve as Trustees of the Board, subject to election by shareholders if and at such time as a shareholders meeting would be called and held for such election, and (ii) nominated the current Trustees (other than Mr. Gordon who is expected to retire at the end of 2017) to stand for election or re-election at the Meeting.

Each of the Nominees has indicated that he or she is willing to serve (or continue to serve) as a Trustee if elected or re-elected; however, should any Nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend or, as an alternative, the Board may keep the position vacant. Additionally, if elected to serve as Trustees on the Board, Mr. Polisson and Ms. Wheelock would then cease to be members of the Advisory Board of the Trust.

Trustee and Nominee Trustee Information

The following table contains specific information about each Trustee and each Nominee Trustee, all of whom are current Trustees or recently appointed members of the Advisory Board of the Trust, including: name and year of birth, principal occupation(s) during the past five years or longer, position held with the Trust, length of time served, any other directorships held outside the Wells Fargo Funds family of funds (the "Fund Complex") and number of portfolios in the Fund Complex overseen or to be overseen by such Trustee and Nominee Trustee. The address for each Trustee and Nominee Trustee is 525 Market Street, 12th Floor, San Francisco, California 94105. Each Nominee Trustee, if elected, shall serve as a Trustee until his or her successor is elected, until the Trust terminates, or until he or she dies, resigns, retires voluntarily or because he or she has reached the mandatory retirement age for Trustees of the Trust, or is otherwise removed or retired pursuant to the Trust's governing documents.

Name and Year of Birth	Position Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee[2]	Current Other Public Company or Investment Company Directorships
			CURRENT INDEPENDENT TRUSTEES
William R. Ebsworth (Born 1957)	Trustee	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.

				139	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee	Trustee, since 2015

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.

				139	Asset Allocation Trust
Peter G. Gordon[3] (Born 1942)	Trustee	Trustee, since 1998; Chairman since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	139	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee	Trustee, since 2009

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).

				139	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	139	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	139	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	139	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee	Trustee, since 1996; Vice Chairman since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	139	Asset Allocation Trust
Michael S. Scofield[4] (Born 1943)	Trustee	Trustee, since 2010	Served on the Investment Company Institute's Board of Governors and Executive Committee from 2008-2011 as well as the Governing Council of the Independent Directors Council (IDC) from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	139	Asset Allocation Trust
			NOMINEES WHO ARE CURRENT ADVISORY BOARD MEMBERS AND WHO, IF ELECTED, WOULD BE INDEPENDENT TRUSTEES
James G. Polisson (Born 1959)	Advisory Board member	Advisory Board member, since 2017

Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

				139	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board member	Advisory Board member, since 2017

Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.

				139	Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2	As of December 31, 2016, the Fund Complex consisted of 139 funds.
3	Mr. Gordon is expected to retire on December 31, 2017, and is thus not included in the proposal to elect the Nominees.
4	Mr. Scofield is expected to retire on December 31, 2018.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and each Nominee Trustee as of May 31, 2017 in each Fund and the aggregate dollar range of equity securities in other funds in the Fund Complex overseen by the Trustees, stated as one of the following ranges: A = $0; B = $1 - $10,000; C = 10,001 - $50,000; D = $50,001 - $100,000; and E = Over $100,000.

Beneficial Equity Ownership
Trustee	Dollar Investment in Each Fund	Aggregate Dollar Range of Equity Securities of Fund Complex[1]
William R. Ebsworth	A	E
Jane A. Freeman	A	E
Peter G. Gordon[2]	A	E
Isaiah Harris, Jr.	A	E
Judith M. Johnson	A	E
David F. Larcker	A	E
Olivia S. Mitchell	A	E
Timothy J. Penny	A	E
James G. Polisson[3]	A	A
Michael S. Scofield	A	E
Pamela Wheelock[3]	A	D
1	Includes Trustee ownership in shares of funds within the entire Wells Fargo Fund Complex (consisting of 139 funds).
2	Mr. Gordon is expected to retire on December 31, 2017, and is thus not included in the proposal to elect the Nominees.
3	James Polisson and Pamela Wheelock became members of the Advisory Board of the Trust effective August 1, 2017.

The Board of Trustees and Its Leadership Structure

Overall responsibility for oversight of the Trust and the Funds rests with the Board. The Board has engaged Funds Management to manage the Funds on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Declaration. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular in-person meetings five times a year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman and to preside at meetings in the absence of the Chairman, the Board has, upon recommendation by the Governance Committee and the Chairman of the Board, appointed an Independent Trustee to serve as Vice Chair. The Vice Chair serves for a one-year term, which may be extended with the approval of the Board. The Board has also established the position of Chair Liaison to work with the Chairman to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries, board governance and fiduciary matters. The role of Chair Liaison is currently vacant. However, if an Independent Trustee is appointed to fill this role, the Chair Liaison would serve for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman, Vice Chair or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established several standing committees to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Committees.

The Board has established a standing Governance Committee, a standing Audit Committee, a standing Valuation Committee and a standing Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. The Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Valuation Committee's responsibilities are set forth in Valuation Procedures approved by the Board, and the Dividend Committee's responsibilities were set forth by the Board when it established the Committee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee. The Dividend Committee is comprised of three Independent Trustees.

(1) Governance Committee. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law and applicable provisions of the Declaration, the Committee shall make all nominations for membership on the Board. The Committee shall evaluate each candidate's qualifications for Board membership and his or her independence from the Funds' manager, sub-adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in Appendix A to the Trust's Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission ("SEC") (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject candidates recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in the procedures and those in the By-Laws of a closed-end fund, the requirements of the By-Laws of such closed-end fund shall control.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act. For more information relating to shareholder recommendations, please see the Trust's Governance Committee Charter attached as Exhibit B.

(2) Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof; and interacts with the Funds' independent registered public accounting firm on behalf of the full Board and with appropriate officers of the Trust. Judith M. Johnson serves as the chairman of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any action regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of securities between regularly scheduled Board meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken during the previous quarter by the Valuation Committee or by the Management Valuation Team other than pursuant to Board-approved methodologies. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.

(4) Dividend Committee. The Board has delegated to the Dividend Committee the responsibility to review and approve certain dividend amount determinations made by a separate committee composed of representatives from Funds Management and certain sub-advisers ("Management Open-End Dividend Committee"). The Board has delegated to the Management Open-End Dividend Committee the authority to determine periodic dividend amounts subject to certain Board-approved parameters to be paid by each of the Core Plus Bond Fund, Emerging Markets Equity Income Fund, International Bond Fund, Real Return Fund and Strategic Income Fund. Under certain circumstances, the Dividend Committee must review and consider for approval, as it deems appropriate, recommendations of the Management Open-End Dividend Committee.

The Board's standing committees met the following number of times during each Fund's most recently completed fiscal year:

Committee Name	Committee Meetings During Last Fiscal Year
Governance Committee	3
Audit Committee	7
Valuation Committee	6
Dividend Committee	0

The Board of Trustees and Risk Oversight

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, liquidity and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the Sub-Adviser and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of Funds Management, the Sub-Adviser and other service providers have their own, independent approach to risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board's general oversight of the Funds and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Funds to bear certain risks (such as investment-related risks) to pursue their goals. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, the Sub-Adviser, the Chief Compliance Officer of the Funds, the Chief Risk Officer of Funds Management, the independent registered public accounting firm for the Funds, and internal compliance auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, also reviews investment policies and risks in connection with its review of the Funds' performance, and considers information regarding the oversight of liquidity risks from Funds Management's investment personnel. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Funds and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers and employees of Funds Management, has approved and periodically reviews written valuation policies and procedures applicable to valuing Fund portfolio investments, and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Qualifications of Trustees

The Declaration does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter and the Statement of Governance Principles of the Governance Committee also do not set forth any specific qualifications, but do set forth certain factors that the Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, the Sub-Advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other funds in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee or Nominee should serve as a Trustee of the Trust are as set forth below.

William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 1984 to 2013, he was an equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, he was a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and as chair of the Audit Committee. Ms. Freeman serves as a Board Member of the Ruth Bancroft Garden. Ms. Freeman is a Chartered Financial Analyst (inactive).

Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, Chairman of the Governance Committee since 2005, and was the Lead Independent Trustee from 2001 through 2005, with respect to all of the trusts in the Fund Complex. He has also served as a Trustee, Chairman of the Board of Trustees and Chairman of the Governance Committee of Asset Allocation Trust since 2010. In addition, he has over 30 years of executive and business experience as the cofounder, and retired Chairman, President and CEO of Crystal Geyser Water Company.

Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the trusts in the Fund Complex since 2009 and was an Advisory Board member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He served as a director of Deluxe Corporation from 2003 to 2011. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson. Ms. Johnson has served as a Trustee of the trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She has also served as a Trustee and Chair of the Audit Committee of Asset Allocation Trust since 2010. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

David F. Larcker. Mr. Larcker has served as a Trustee of the trusts in the Fund Complex since 2009 and was an Advisory Board member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the trusts in the Fund Complex since 2006. She has also served as a Trustee of Asset Allocation Trust since 2010. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

Timothy J. Penny. Mr. Penny has been a Trustee of the trusts in the Fund Complex and their predecessor funds since 1996 and Vice Chair of the Board since 2017. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been President and Chief Executive Officer of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.

James G. Polisson. Mr. Polisson was appointed as an Advisory Board member effective August 1, 2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments' global ETF business from 2010. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer from 2011 to 2012. Mr. Polisson also served as Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Michael S. Scofield. Mr. Scofield has served as a Trustee of the trusts in the Fund Complex since 2010. He has also served as a Trustee of Asset Allocation Trust since 2005. Mr. Scofield previously served as a Trustee of the Evergreen fund complex (and its predecessors) from 1984 to 2010, where he served as Chairman of the Board. He previously served on the Investment Company Institute's Board of Governors and Executive Committee. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, a member of the board of directors of the Mutual Fund Directors Forum, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield.

Pamela Wheelock. Ms. Wheelock was appointed as an Advisory Board member effective August 1, 2017. Ms. Wheelock is the Chief Operating Officer of Twin Cities Habitat for Humanity. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was the Vice President of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011, and Executive Vice President and Chief Financial Officer of Minnesota Sports and Entertainment from 2004 to 2009. Ms. Wheelock served as the Executive Budget Officer and Finance Commissioner for the State of Minnesota from 1999 to 2002.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board should send the communication to the Board of Trustees, 525 Market Street, San Francisco, California 94105. If a shareholder wishes to send a communication directly to an individual Trustee or to a committee of the Board, the communication should be specifically addressed to such individual Trustee or committee and sent to the above address.

Current Officers

The following table contains specific information about each executive officer, including: name and year of birth, position held with the Trust, length of time served and principal occupation(s) during the past five years or longer, including offices held with Funds Management, Wells Fargo and their affiliated companies. The address for each executive officer is 525 Market Street, 12th Floor, San Francisco, California 94105.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer
OFFICERS
Andrew Owen (Born 1960)	President, since 2017

Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[2] (Born 1974)	Treasurer, since 2012; Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Nancy Wiser[3] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.

Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2

Currently serves as Treasurer to the Allocation Funds, Alternative Funds, Target Date Funds, Dynamic Target Date Funds, International Equity Funds, Large Cap Stock Funds, WealthBuilder Funds and the International Value Fund. Also serves as Assistant Treasurer for the remaining series of the Trust.

3

Currently serves as Treasurer to the CoreBuilder® Shares, Equity Gateway Funds (except International Value Fund), Income Funds, Money Market Funds, Municipal Income Funds, Small to Mid Cap Stock Funds, Small, Mid, All Cap Stock Funds, Specialty Funds, Wells Fargo Emerging Markets Bond Fund, Wells Fargo Factor Enhanced Emerging Markets Fund, Wells Fargo Factor Enhanced International Fund, Wells Fargo Factor Enhanced Large Cap Fund, Wells Fargo Factor Enhanced Small Cap Fund, Wells Fargo High Yield Corporate Bond Fund, and Wells Fargo U.S. Core Bond Fund.

The President oversees the operations of the Funds. The Secretary is responsible for maintaining the minutes of all meetings and a record of other actions of Trustees and shareholders. The Treasurers are responsible for maintaining the books and records of the Funds and for working with the Funds' portfolio managers on a continuous basis to ensure that accounting records are properly maintained. The Chief Compliance Officer is responsible for reviewing Fund policies and procedures and monitoring the Funds' compliance with them.

Remuneration of Officers and Trustees

Fees, salaries or other remuneration of officers of the Trust who also serve as officers or employees of Funds Management or any of its affiliated companies are borne by Funds Management or the Wells Fargo affiliate for whom the individual serves. The Trust's principal executive officers do not receive any compensation or expense reimbursement from the Funds. The Funds reimburse all Trustees for expenses incurred in connection with attending meetings of the Board. The Trustees do not receive any pension or retirement benefits from the Funds. The Advisory Board members did not receive any compensation from the Funds during each Fund's most recent fiscal year.

The following table contains specific information about the compensation that each Trustee earned from the Funds and the Fund Complex during the most recently completed fiscal year:

Trustee Compensation
Trustee	Compensation from each Fund	Total Compensation from the Fund Complex[1]
William R. Ebsworth	$2,079	$289,000
Jane A. Freeman	$2,090	$290,500
Peter G. Gordon[2]	$2,450	$340,500
Isaiah Harris, Jr.	$2,079	$289,000
Judith M. Johnson	$2,306	$320,500
David F. Larcker	$2,079	$290,500
Olivia S. Mitchell	$2,079	$289,000
Timothy J. Penny	$2,162	$300,500
Michael S. Scofield	$2,090	$290,500
1	As of December 31, 2016, there were 139 funds in the Fund Complex.
2	Mr. Gordon is expected to retire on December 31, 2017, and is thus not included in the proposal to elect the Nominees.

Independent Registered Public Accounting Firm

KPMG LLP ("KPMG"), Two Financial Center, 60 South Street, Boston, Massachusetts 02110, has been approved by the Trustees of the Trust as the independent registered public accounting firm of each Fund for the current fiscal year.

The Audit Committee of the Board unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at meetings held throughout the year.

The Trust's Audit Committee has authorized the Audit Committee Chairman to pre-approve: (1) audit services to the Funds; (2) certain non-audit services provided to a Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) certain non-audit services provided by the independent registered public accounting firm to the Fund's manager or investment adviser and its affiliates (where pre-approval is required because the engagement relates directly to the operations and financial reporting of a Fund) if the fee for any particular engagement is not anticipated to exceed a specified dollar amount. For any pre-approval sought from the Chairman, the manager or adviser shall prepare a brief description of the proposed services. If the Chairman approves such service, he or she shall sign the statement prepared by the manager or adviser, and such written statement shall be presented to the full Audit Committee at its next regularly scheduled meeting.

A representative of KPMG, if requested in advance by any shareholder, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so. Absent such a shareholder request, it is not expected that such representative will be present at the Meeting.

In approving the selection of KPMG for the Funds, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Funds' independent registered public accounting firm, whether any services performed by KPMG for the Funds and the manager and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Trust's independent registered public accounting firm.

Auditor Independence.

The Audit Committee has received certain required communications from KPMG and has discussed with KPMG its independence. In connection with these discussions, KPMG has informed the Audit Committee that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the "Loan Rule").

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client's equity securities (referred to as a "more than ten percent owner"). For purposes of the Loan Rule, audit clients include all of the series of the Fund Complex, including the Funds. KPMG has informed the Audit Committee that it and certain of its covered persons have relationships with one or more lenders who hold, as record owner, more than ten percent of the shares of certain series of the Fund Complex, which implicates the Loan Rule.

On June 20, 2016, the SEC staff issued a "no-action" letter to another mutual fund complex (see Fidelity Management & Research Company, et al., No-Action Letter) (the "No-Action Letter") related to the Loan Rule. In the No-Action Letter, the SEC staff provided assurances that it would not recommend enforcement action against a fund that relied on audit services performed by an accounting firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, KPMG has communicated that, after evaluating the facts and circumstances and the Loan Rule and No-Action Letter, the relationships reported to the Audit Committee had no bearing on its ability to be objective and impartial in the performance of its audits of the Funds and that it believes that a reasonable investor, with knowledge of all relevant facts and circumstances, would reach the same conclusion.

In connection with this proxy solicitation, Funds Management has inquired whether any more than ten percent owners of a Fund as of the Record Date have discretion to vote at the Meeting. In the event any such owners with discretionary voting authority have covered loans outstanding with KPMG or any of its covered persons, the Fund may be ineligible to rely on the No-Action Letter. Funds Management's inquiry revealed several such owners with discretionary voting authority and covered loans outstanding. Notwithstanding these lending relationships, after performing its independence evaluation, KPMG has concluded that such relationships have no bearing on its ability to be objective and impartial in the performance of its audits of the Funds and that it believes that a reasonable investor, with knowledge of all relevant facts and circumstances, would reach the same conclusion.

Fees.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Funds' annual financial statements for the past two fiscal years and for fees billed for other services rendered by KPMG to each Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2016	2015
Audit fees	$177,761	$268,260
Tax fees[1]	$14,980	$21,250
Non-audit fees	$0	$0
All other fees	$0	$0
1	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

Service Providers

Funds Management, an affiliate of Wells Fargo, a diversified financial services company providing banking, insurance, investment, mortgage and consumer finance services, currently serves as the Funds' manager and class-level administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Wells Fargo Funds Distributor, LLC an affiliate of Funds Management located at 525 Market Street, 12th Floor, San Francisco, CA 94105 serves as the distributor of the Funds.

Wells Capital Management Incorporated, located at 525 Market Street, San Francisco, California 94105, serves as investment sub-adviser to the Funds.

Other Business

As of the date of this proxy statement, neither the Trust's officers nor Funds Management is aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other matters are properly presented at the Meeting or any adjournment thereof for action, the persons named as proxies on the enclosed proxy card will vote in accordance with the views of management of the Trust.

Required Vote for Proposal

The affirmative vote of a majority of the outstanding shares of the Trust voted in person or by proxy at the Meeting is required for the election of Trustees.

Notice

A Certificate of Trust in respect of the Trust is on file with the Secretary of the State of Delaware. As provided in the Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Trust are not binding upon any of them or the shareholders individually, but are binding only upon the assets and property of the Trust.

Annual Meetings and Shareholder Meetings

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business and does not hold shareholder meetings unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Contract Owners Sharing An Address

To help keep expenses low, the Trust is permitted to mail only one copy of this proxy statement to a household even if more than one person in a household is a Contract Owner, unless the Trust has received contrary instructions from one or more of the Contract Owners. If you need additional copies of this proxy statement and you are a Contract Owner, please contact the Trust by calling (866) 521-4424. Contract Owners wishing to receive separate copies of annual reports, and proxy statements in the future, and Contract Owners sharing an address that wish to receive a single copy of such documents if they are receiving multiple copies, should also send a request as indicated.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU INSTRUCT THE PARTICIPATING INSURANCE COMPANY THAT ISSUED YOUR CONTRACT TO VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

C. DAVID MESSMAN
Secretary

August 1, 2017

EXHIBIT A

Principal Holders of Fund Shares

Set forth below as of July 10, 2017, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Variable Trust Funds: VT Discovery Fund, VT Index Asset Allocation Fund, VT International Equity Fund, VT Omega Growth Fund, VT Opportunity Fund, VT Small Cap Growth Fund
Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
VT Discovery Fund Fund Level
Horace Mann Life Insurance Separate Account 1 Horace Mann Plaza Springfiled, IL 62715-0002	1,179,035	26.05%
VT Discovery Fund Class 2
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715-0002	1,179,035	26.05%
Fidelity Invest Life Insurance Co. Attn: Ann Callahan 100 Salem St Smithfield, RI 02917-1234	899,595	19.88%
Nationwide Life Insurance Company c/o IPO Portoflio Accouting PO Box 182029 Columbus, OH 43218-2029	544,621	12.03%
Jefferson National Life Insurance 10350 Ormsby Park Plaza, Suite 600 Louisville, KY 40223-6175	402,196	8.89%
VT Index Asset Allocation Fund Fund Level
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	1,928,519	47.63%
Prudential Annuity Life Annuities Corporation Attn: Separate Accounts Trade Confirms 213 Washington Street, Floor 7 Newark, NJ 07102-2917	1,036,681	25.60%
VT Index Asset Allocation Fund Class 2
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	1,928,519	47.63%
Prudential Annuity Life Annuities Corporation Attn: Separate Accounts Trade Confirms 213 Washington Street, Floor 7 Newark, NJ 07102-2917	1,036,681	25.60%
Hartford Life & Annuity Insurance Separate Account Attn: David Ten Broeck PO Box 2999 Hartford, CT 06104-2999	337,516	8.34%
American Enterprise Life Insurance Corp. IDS Tower 10 Minneapolis, MN 55440	327,427	8.09%
VT International Equity Fund Fund Level
Guardian Insurance & Annuity Company Individual Markets Product Finance 6255 Sterners Way Bethlehem, PA 18017-8993	31,556,139	47.61%
VT International Equity Fund Class 1
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	2,576,021	48.61%
Hartford Life Insurance Company Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	1,212,528	22.88%
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	757,156	14.29%
Hartford Life & Annuity Ins. Co. Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	305,895	5.77%
VT International Equity Fund Class 2
Guardian Insurance & Annuity Co., Inc. Individual Markets Product Finance 6255 Sterners Way Bethlehem, PA 18017-8993	31,556,139	51.75%
Guardian Insurance & Annuity Co., Inc. Individual Markets Product Finance 6255 Sterners Way Bethlehem, PA 18017-8993	15,039,373	24.66%
IDSL - VA International Equity Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	11,891,187	19.50%
VT Omega Growth Fund Fund Level
AEL VA Omega Fund Class 2 1479 Axp Financial Center Minneapois, MN 55474-0001	819,554	25.15%
VT Omega Growth Fund Class 1
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	641,743	45.21%
Nationwide Life Insurance c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	486,557	34.28%
Hartford Life Insurance Company Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	117,621	8.29%
VT Omega Growth Class 2
AEL VA Omega Fund Class 2 1479 Axp Financial Center Minneapois, MN 55474-0001	819,554	44.57%
Hartford Life & Annuity Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	237,172	12.90%
Principal Life Insurance Co Cust. 711 High St Des Moines, IA 50392-9992	218,808	11.90%
Union Security Insurance Company Separate Account PO Box 2999 Hartford, CT 06104-2999	156,054	8.49%
GE Life and Annuity Assurance Co Attn: Variable Accounting 5th Fl 6610 W Broad St Bldg 3 Richmond, VA 23230-1702	105,056	5.71%
VT Opportunity Fund Fund Level
IDS Life Insurance Co. 222 Axp Financial Center Minneapolis, MN 55474-0002	2,646,938	36.79%
VT Opportunity Fund Class 1
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	621,184	50.58%
Hartford Life Insurance Co. Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	343,975	28.01%
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	93,560	7.62%
VT Opportunity Fund Class 2
IDS Life Insurance Co. 222 Axp Financial Center Minneapolis, MN 55474-0002	2,646,938	44.36%
Fidelity Invest S Life Insurance Co. Attn: Denis Vieira 100 Salem St Smithfield, RI 02917-1234	709,532	11.89%
VT Small Cap Growth Fund Fund Level
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	11,650,933	45.85%
Nationwide Life Insurance Co C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	7,916,051	31.15%
VT Small Cap Growth Fund Class 1
Prudenital Annuity Life Annuities Corporation 213 Washington Street, Floor 7 Newark, NJ 07102-2917	1,211,950	53.50%
Hartford Life Insurance Co. Separate Account Attn: David Ten Broeck PO Box 2999 Hartford, CT 06104-2999	458,214	20.23%
Zurich American Life Insurance Co. 1400 American Ln Schaumburg, IL 60196-5452	143,538	6.34%
Nationwide Life Insurance Co C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	143,359	6.33%
Transamerica Life Insurance Co Retirement Builder Variable Annuity Account 4333 Edgewood Road Cedar Rapids, IA 52499-0001	137,786	6.08%
VT Small Cap Growth Fund Class 2
IDS Life Insurance Corp. 229 Axp Financial Center Minneapolis, MN 55474-0002	11,650,933	50.34%
Nationwide Life Insurance Co. c/o IPO Portfolio Accouting PO Box 182029 Columbus, OH 43218-2029	7,916,051	34.20%

EXHIBIT B

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST
ASSET ALLOCATION TRUST
WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND
WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND
WELLS FARGO UTILITIES AND HIGH INCOME FUND

CHARTER OF THE GOVERNANCE COMMITTEES

Governance Committee Membership

The Governance Committee of each Trust (the "Committee") shall be composed only of Trustees who are not "interested persons" of the Trusts, or of any investment adviser or principal underwriter of the Trusts or any series thereof (a "Fund"), as defined in the Investment Company Act of 1940 ("Independent Trustees").

Board Nominations

1. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law (and, with respect to each Trust that is a registered closed-end management investment company ("Closed-End Fund"), in accordance with the By-Laws of such Closed-End Fund), the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate's qualifications for Board membership and his or her independence from the Funds' investment adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Any person nominated to serve as an Independent Trustee must not be, on the effective date of his or her appointment or election, an "interested person" of the Trusts, or of any investment adviser or principal underwriter of the Funds, as defined in the Investment Company Act of 1940, and, with respect to each Closed-End Fund, such person must also satisfy, on such date, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry, business, professional and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise, and (vi) overall diversity of the Board's composition.

b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a candidate for nomination by the Committee. Shareholder recommendations not properly submitted in accordance with the requirements of Appendix A will not be considered for nomination by the Committee.

2. Process for evaluating potential conflicts of interest of Independent Trustee candidates.

a. As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets or, on the effective date of his or her appointment or election will meet, the technical requirements for being a non-interested Trustee under the Investment Company Act of 1940, and, with respect to Independent Trustee candidates for the Board of each Closed-End Fund, that such person satisfies or, on the effective date of his or her appointment or election will satisfy, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

b. In addition to satisfying the applicable technical requirements set forth in 2.a., above, the candidate's business and personal connections (as reflected in the responses to questions in the Trustees' and Officers' Questionnaire completed by each current and prospective Trustee) must be reviewed to confirm that they do not create any actual or potential impairment to the person's independence with respect to the Funds.

c. With respect to any candidate, the Committee shall elicit such information from senior management that the Committee deems appropriate, if any, to evaluating the merits of the candidate.

d. Disqualifying factors:

i. No candidate shall be nominated for membership on the Board if, upon appointment or election to the Board, that candidate serves or has agreed to serve on the board of any registered investment company outside of the Wells Fargo Funds family (Asset Allocation Trust shall be considered to be a part of the Wells Fargo Funds family solely for the purposes of this Committee Charter), unless otherwise approved by the Committee. If any existing Trustee accepts a position on the board of any such other registered investment company, such Trustee shall promptly resign from membership on the Board, unless an exception from this policy is expressly approved by the Committee.

ii. No candidate shall be nominated for membership on the Board if that candidate serves or has agreed to serve as an officer, partner, employee or in any similar capacity with a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Wells Fargo Funds family. If any existing Trustee accepts such a position with such a firm, such Trustee shall promptly resign from membership on the Board. Similarly, if a candidate serves in such a capacity for a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser or principal underwriter for any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Funds family.

iii. No candidate shall be nominated for membership on the Board if that candidate serves on the board of a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Wells Fargo Funds family, unless an exception from this policy is expressly approved by the Committee. If any existing Trustee accepts a position on the board of any such an investment adviser, sub-adviser or principal underwriter, such Trustee shall promptly resign from membership on the Board, unless an exception from this policy is expressly approved by the Committee. Similarly, if a candidate serves on the board of a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser or principal underwriter of any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would, unless an exception from this policy is expressly approved by the Committee, resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Funds family.

3. The Committee shall review the composition of the Board when it deems it appropriate to do so to determine whether it may be appropriate to recommend adding individuals with different backgrounds or skill sets from those already on the Board and/or recommend expanding or contracting the size of the Board.

Committee Nominations and Functions

1. The Committee shall propose nominations for membership on all committees and shall review committee assignments when it deems it appropriate to do so.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board. With respect to any committee of the Board of a Closed-End Fund, the powers, functions, size, membership and other aspects of the committee shall conform with any applicable requirements of the By-Laws of such Closed-end Fund.

Governance Committee Chairman

1. Chairman of the Governance Committee.

a. Only a Trustee who is an Independent Trustee may serve in the role of Chairman of the Governance Committee.

b. In addition to any powers and duties specified in this Charter, the Chairman of the Governance Committee's role is to preside at all meetings of the Committee and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Committee members generally between meetings.

c. The Chairman of the Governance Committee shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, determined from time to time by the Board, for the additional work and time devoted by the Chairman of the Governance Committee.

2. Except for any duties specified herein or pursuant to a Trust's charter document, the designation of Chairman of the Governance Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

Compensation

1. The Committee shall periodically review and recommend any appropriate changes to trustee compensation to the Board.

Board Leadership Structure

1. The Committee shall periodically review the Board leadership structure and shall recommend any appropriate changes to the Board.

Advisory Trustee Nominations

1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 ("Advisory Trustees"). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be an Independent Trustee and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

Other Powers and Responsibilities

1. The Committee shall review this Charter at least annually and recommend changes, if any, to the Board.

2. The Committee shall periodically review and address matters relating to the engagement and independence of legal counsel employed by the Independent Trustees and shall recommend any appropriate actions to the Board.

3. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants, advisers or employees at the expense of the appropriate Fund(s).

4. In consultation with independent legal counsel to the Independent Trustees, the Committee shall consider the processes to be undertaken by the Board in connection with the annual assessment of the performance of the Board and the committees of the Board pursuant to rule 0-1(a)(7)(v) under the Investment Company Act of 1940 and under any applicable listing requirements.

5. The Committee shall set forth and periodically review governance principles for the Board and its committees and shall recommend changes, if any, to the Board. Those principles have been outlined in a separate document (Statement of Governance Principles).

6. The actions taken at meetings of the Committee shall be recorded in the minutes of such meetings. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

7. If the Committee's membership does not include all of the Trustees, the Committee will report on actions taken at its meetings to the Board.

8. The Committee shall have such further responsibilities as are given to it from time to time by the Board.

Date of most recent Committee approval: November 18, 2015
Date of most recent Charter amendment: November 18, 2015

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee candidate recommendation for the Committee's consideration.

The shareholder must submit any nominee candidate recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. With respect to each Closed-End Fund, the Shareholder Recommendation also must comply with any timing or additional requirements applicable to shareholder nominations, as set forth in the By-Laws of such Closed-end Fund. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in these procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.

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VOTING INSTRUCTION FORM

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER SUBMITTED FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND SHAREHOLDERS.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT. PLEASE CAST YOUR PROXY VOTE TODAY!

SIGN, DATE AND VOTE ON THE REVERSE SIDE

INSURANCE COMPANY/PLAN NAME
REGISTRATION FIELD

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free (866) 521-4424 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER: 123456789101

MERGE FUND NAME
of
Wells Fargo Variable Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2017

The undersigned hereby acknowledges receipt of the proxy materials and instructs the above-referenced Insurance Company or Qualified Plan (the “Plan”), through which the undersigned owns shares of the Fund, a series of Wells Fargo Variable Trust, to vote shares of the Fund held through such Insurance Company or Plan for which the undersigned is entitled to give voting instructions, at a Special Meeting of Shareholders of the Fund to be held at the offices of the Wells Fargo Funds, 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116 on September 26, 2017 at 1:00 p.m. Eastern Time, and any postponements or adjournments thereof (the “Meeting”). The Insurance Company or Plan will vote shares attributable to your variable annuity contract or variable life insurance policy (each, a “Policy”) or Plan account (“Account”) as indicated on the reverse side, or if properly executed and no direction is indicated, the Insurance Company or Plan will vote shares attributable to your Policy or Account, respectively, “FOR” the proposal set forth on the reverse side (the “Proposal”).  With respect to those shares for which no voting instructions have been received by the Insurance Company or Plan on or about the close of business on September 26, 2017, the Insurance Company or Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

Do you have questions?  If you have any questions about how to vote or about the Meeting in general, please call toll-free   (866) 521-4424.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 26, 2017.The Proxy Statement and the accompanying Notice of Special Meeting for Shareholders for the Meeting is available at:  https://www.proxyonline.com/docs/WellsFargoFundsVIT.pdf.

MERGE FUND NAME

VOTING INSTRUCTION FORM

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.  When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE)                                 DATE

SIGNATURE (IF HELD JOINTLY)                                   DATE

THESE VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE INSURANCE COMPANY OR PLAN IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST.

By signing and dating above, you instruct the Insurance Company or Plan to vote shares of the Fund attributable to your Policy or Account, respectively, at the Meeting.  When properly executed, this Proxy will be voted as indicated or as “FOR” the Proposal if no direction is indicated.  The Insurance Company or Plan set forth on the reverse side is authorized to vote in its discretion upon such other business as may properly come before the Meeting.  Please refer to the Proxy Statement for a discussion of the Proposal.

THE BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:

1. ELECTION OF TEN NOMINEES TO THE BOARD OF TRUSTEES:

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

1a. William Ebsworth
1b. Jane Freeman
1c. Isaiah Harris, Jr
1d. Judith Johnson
1e. David Larcker
1f. Olivia Mitchell
1g. Timothy Penny
1h. Michael Scofield
1i. James Polisson
1j. Pamela Wheelock

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR CASTING YOUR VOTE

TAG ID:                                                                                 BAR CODE                                                                            CUSIP:

[WELLS FARGO ASSET MANAGEMENT LOGO]

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE CAST YOUR PROXY VOTE TODAY!

SIGN, DATE AND VOTE ON THE REVERSE SIDE

SAMPLE BALLOT

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call (866) 521-4424 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER: 123456789101

MERGE FUND NAME
of
Wells Fargo Variable Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above-mentioned Fund, a series of Wells Fargo Variable Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 1:00 p.m., Eastern time, on September 26, 2017, at the offices of the Wells Fargo Funds, 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02116, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4424.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 26, 2017.  The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this Meeting are available at:  https://www.proxyonline.com/docs/WellsFargoFundsVIT.pdf

MERGE FUND NAME

PROXY CARD

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.   When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

  SIGNATURE (AND TITLE IF APPLICABLE)                                DATE

SIGNATURE (IF HELD JOINTLY)                                   DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.  If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of the, “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:

1. ELECTION OF TEN NOMINEES TO THE BOARD OF TRUSTEES:

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

1a. William Ebsworth
1b. Jane Freeman
1c. Isaiah Harris, Jr
1d. Judith Johnson
1e. David Larcker
1f. Olivia Mitchell
1g. Timothy Penny
1h. Michael Scofield
1i. James Polisson
1j. Pamela Wheelock

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR CASTING YOUR VOTE